May 20, 2004





TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of 2004 Annual Meeting of Participants and a Proxy Statement describing the election of a Chairman and Trustees and the ratification of independent public accountants and other indicated matters that are expected to come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

                             Sincerely,



                             Stephen Coyle
                             Chief Executive Officer





             PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT



SC/spt
opeiu #2, afl-cio

Enclosures

                AFL-CIO HOUSING INVESTMENT TRUST


                              PROXY

                2004 Annual Meeting of Participants

     The undersigned hereby appoints Michael M. Arnold and Helen R. Kanovsky and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held June 10, 2004 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:


      (I) For the election of a Chairman to serve until the 2005 Annual Meeting of Participants or until his successor is elected and qualifies:

------------------------------------------------------------------------
                         Richard Ravitch

            FOR  [  ]    AGAINST  [  ]      ABSTAIN   [  ]
------------------------------------------------------------------------

     (II)    For the reelection of two (2) Class III Union Trustees and one
(1) Class III Management Trustee, to serve until the 2007 Annual Meeting of Participants or until their successors are elected and qualify:

------------------------------------------------------------------------
              Frank Hurt (Class III Union Trustee)

           FOR  [  ]     AGAINST   [  ]     ABSTAIN    [  ]
------------------------------------------------------------------------
------------------------------------------------------------------------
           John J. Sweeney (Class III Union Trustee)

           FOR  [  ]     AGAINST   [  ]     ABSTAIN    [  ]
------------------------------------------------------------------------
------------------------------------------------------------------------
           Tony Stanley (Class III Management Trustee)

           FOR  [  ]     AGAINST   [  ]     ABSTAIN    [  ]
------------------------------------------------------------------------

     (III) For ratification of the Board of Trustees' selection of Ernst & Young, LLP as independent public accountants for the Trust's 2004 fiscal year:
------------------------------------------------------------------------

           FOR  [  ]     AGAINST   [  ]     ABSTAIN    [  ]
------------------------------------------------------------------------
and upon such other matters as may properly come before the meeting.

------------------------------------------------------------------------

           FOR  [  ]     AGAINST   [  ]     ABSTAIN    [  ]
------------------------------------------------------------------------


The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

     The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

     The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of 2004 Annual Meeting of Participants to be held June 10, 2004 and the Proxy Statement dated May 20, 2004.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.


Dated:              , 2004
      --------------

Participant ID:

Participant Name:

Number of Units:


By:
        ------------------------------------------
        (Signature)


        ------------------------------------------
        (Name - please print)


Title:  -------------------------------------------
        (please print)


To vote via Internet, please use the following User Name and Password*:


User Name:
           -------------------------------------

Password:
           -------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY  MAIL:      PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN
               THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:  PLEASE SIGN, DATE AND FAX THIS PROXY TO
               (202) 331-8190.

BY INTERNET:   PLEASE GO TO http://www.aflcio-hit.com/proxy AND
               ENTER THE USER NAME AND PASSWORD INDICATED ABOVE.

  PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
                  BY MIDNIGHT ON JUNE 9, 2004.

---------------------
*Please note the User Name and Password are case-sensitive.

                AFL-CIO HOUSING INVESTMENT TRUST

        NOTICE OF THE 2004 ANNUAL MEETING OF PARTICIPANTS



To Participants, AFL-CIO Housing Investment Trust:

     Notice is hereby given that the 2004 annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036 on June 10, 2004 at 2:00 p.m. for the following purposes:

1.   To reelect a Chairman to hold office until the 2005 Annual
     Meeting of Participants or until his successor is elected and qualifies;

2.   To reelect two (2) Class III Union Trustees and one (1)
     Class III Management Trustee, to hold office until the 2007
     Annual Meeting of Participants or until their respective successors are elected and qualify;

3. To ratify the selection of Ernst & Young, LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2004; and

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The close of business on April 30, 2004 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

                         By Order of the Board of Trustees



                         Stephen Coyle
                         Chief Executive Officer

Dated:  May 20, 2004

                AFL-CIO HOUSING INVESTMENT TRUST


                         PROXY STATEMENT


                          May 20, 2004


                         General Matters

     This Proxy Statement is being sent on May 20, 2004 in connection with the solicitation of proxies for use at the annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on June 10, 2004, beginning at 2:00 p.m., and at any adjournment(s) thereof.

     A copy of the Trust's annual report for the year ended December 31, 2003 was previously mailed to each Participant entitled to vote at the Meeting together with financial statements for the fiscal year ended December 31, 2003. The Trust will furnish, without charge, a copy of the annual report for 2003 and the most recent semi-annual report succeeding the annual report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, directed to Stephanie Turman. Written requests may be directed to Michael Arnold, Senior Executive Vice President - Marketing, Investor and Labor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

                        ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Trust's annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the reelection of a Chairman of the Board of Trustees, (ii) the reelection of Trustees, and
(iii) ratification of the selection of the Trust's independent accountants. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

     The close of business on April 30, 2004 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 3,205,933.2187 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

     All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.


WHAT CONSTITUTES A QUORUM?

     A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 3,205,933.2187 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

     BY MAIL: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     BY FACSIMILE: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202)331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     BY INTERNET: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

          To vote by proxy through the Internet:
          1)   Use a web browser to go to http://www.aflcio-hit.com/proxy
          2) Enter the User Name* and Password* that are included with this mailing.

          *Please note that the User Name and Password are CASE-SENSITIVE.
           Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

     IN PERSON:  By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

     Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

     Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

          -   For election of the nominated Chairman (see page 3);

          -   For election of the nominated Trustees (see page 3);

          - For ratification of the selection of Ernst & Young, LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2004 (see page 12).

     With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     As to Proposals I, II, and III, the vote required for approval will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was May 20, 2004.

                      ELECTION OF TRUSTEES

PROPOSAL I:    TO REELECT THE CHAIRMAN

PROPOSAL II:   TO REELECT TWO (2) CLASS III UNION TRUSTEES AND ONE (1) CLASS
               III MANAGEMENT TRUSTEE

     Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one neutral Trustee is to be the Chairman.
The Board of Trustees currently consists of 13 Trustees, eight (8) of whom are Union Trustees (Chavez-Thompson, Flynn, Hurt, O'Connor, Stern, Sullivan, Sweeney and Trumka), four (4) of whom are Management Trustees (Frank, Latimer, Spear, Stanley and Wiegert), and one (1) of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

     The Declaration of Trust divides the Union and Management Trustees into three classes (each, a "Class"). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election; the term of one Class expires each year. At each annual meeting, the Participants elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Hurt, Sweeney and Stanley and Chairman Ravitch will expire on the day of the Meeting. The principal occupations and business experience for the past five years of the Class III Trustees standing for reelection are described below under "Nominees for Reelection."

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class III Trustees will serve for three-year terms ending in 2007 or until their respective successors are elected and qualify.

     Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Nominating Committee may recommend.

NOMINEES FOR REELECTION AND ELECTION

     The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

                                     Term of Office  Principal Occupation/  Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience       Held By
                        with HIT      Time Served     During Past 5 Years       Trustee**
------------------------------------------------------------------------------------------------
Richard Ravitch         Chairman      Service         Principal, Ravitch Rice          None
610 5th Avenue                        Commenced May   & Co. LLC; formerly
Ste. 420                              1991. Term      Chairman, Aquarius Management
New York, NY 10020                    Expires 2004    Corporation (limited profit
Age 70                                                housing project management).


Frank Hurt              Union Trustee Service         President, Bakery, Confectionery None
10401 Connecticut Avenue              Commenced March & Tobacco Workers and Grain
Kensington, MD  20895                 1993. Term      Millers International Union.
Age 65                                Expires 2004

John J. Sweeney         Union Trustee Service         President, AFL-CIO.              None
815 16th Street, N.W.                 Commenced April
Washington, D.C.  20006               1981. Term
Age 70                                Expires 2004

Tony Stanley           Management     Service         Executive Vice President         None
25250 Rockside Road    Trustee        Commenced       and Director, TransCon
Cleveland, OH  44146                  December 1983.  Builders, Inc.
Age 70                                Term Expires
                                      2004
-------------------

** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.


    THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE REELECTION AND ELECTION, AS APPLICABLE, OF THE NOMINATED CHAIRMAN
                               AND
                       CLASS III TRUSTEES.

INCUMBENT TRUSTEES

    The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent annual meetings of Participants.

                                     Term of Office  Principal Occupation/  Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience       Held By
                        with HIT      Time Served     During Past 5 Years       Trustee**
------------------------------------------------------------------------------------------------
Linda Chavez-Thompson   Union Trustee Service         Executive Vice President,        None
815 16th Street, N.W.                 Commenced May   AFL-CIO.
Washington, D.C.  20006               1996. Term
Age 59                                Expires 2005



                                      4

                                     Term of Office  Principal Occupation/  Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience       Held By
                        with HIT      Time Served     During Past 5 Years       Trustee**
------------------------------------------------------------------------------------------------
John J. Flynn           Union Trustee Service         President, International Union    None
1776 Eye Street, N.W.                 Commenced May   of Bricklayers and Allied Craft-
Washington, D.C.  20006               2000. Term      workers (BAC); formerly BAC
Age 69                                Expires 2006    Secretary-Treasurer.


Jeremiah O'Connor       Union Trustee Service         InternationalSecretary-Treasurer, None
1125 15th Street, N.W.                Commenced April International Brotherhood of Elec-
Washington, D.C.  20005               2001. Term      trical Workers (IBEW); formerly
Age 69                                Expires 2006    International Vice President,
                                                      6th District, IBEW.

Andrew Stern            Union Trustee Service         President, Service Employees      None
1313 L Street, N.W.                   Commenced April International Union, AFL-CIO.
Washington, D.C.  20005               1998. Term
Age 53                                Expires 2005

Edward C. Sullivan      Union Trustee Service         President, Building and           None
815 16th Street, N.W.                 Commenced May   Construction Trades Department,
Suite 600                             2000. Term      AFL-CIO; formerly, General
Washington, D.C. 20006                Expires 2006    President, International Union
Age 60                                                of Elevator Constructors.


Richard L. Trumka       Union Trustee Service         Secretary-Treasurer, AFL-CIO.     None
815 16th Street, N.W.                 Commenced December
Washington, D.C.  20006               1995. Term
Age 54                                Expires 2005


Stephen Frank           Management    Service         Independent Consultant; formerly  None
9509 Lost Trail Way     Trustee       Commenced May    Vice President and Chief
Potomac, MD 20854                     2003. Term       Financial Officer, The Small
Age 64                                Expires 2006     Business Funding Corporation


George Latimer          Management    Service         Distinguished Visiting Professor  None
1600 Grand Avenue       Trustee       Commenced May   of Urban Studies, Macalester
St. Paul, MN  55105                   1996. Term      College; formerly, Chief Execu-
Age 68                                Expires 2005    tive Officer, National Equity
                                                      Fund (a tax credit investment
                                                      company).

Marlyn J. Spear, CFA    Management    Service         Chief Investment Officer, Building None
500 Elm Grove Road      Trustee       Commenced March Trades United Pension Trust Fund,
Elm Grove, WI  53122                  1995. Term      Milwaukee, WI.
Age 50                                Expires 2006

--------------------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

EXECUTIVE OFFICERS

     All executive officers of the Trust are located at 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. The executive officers of the Trust are elected annually by the Board of Trustees to one-year terms that begin on

January 1 and expire on December 31, or until their respective successors are appointed and qualify. No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the Trust are as follows:

Name & Age           Current Position w/ HIT       Previous Principal Occupations
                                                   over Past 5 Years
--------------------------------------------------------------------------------------------
Stephen F. Coyle     Chief Executive Officer      Chief Executive Officer since 1992, AFL-CIO
Age 58                                            Housing Investment Trust

Michael M. Arnold    Senior Executive Vice        Executive Vice President-Marketing, Investor
Age 64               President - Marketing,       and Labor Relations in 2001 and Director of
                     Investor and Labor Relations Investor Relations from 1985-2000, AFL-CIO
                     since January 2002           Housing Investment Trust.

Helen R. Kanovsky    Chief Operating Officer      Executive Vice President-Finance and
Age 53               since January 2002           Administration from 1999-2001, AFL-CIO Housing
                                                  Investment Trust; Chief of Staff from 1998-1999
                                                  for U.S. Senator John F. Kerry; General Counsel
                                                  from 1995-1998, AFL-CIO Housing Investment
                                                  Trust.

Erica Khatchadourian Chief Financial Officer      Executive Vice President-Finance and Admini-
Age 36               since January 2004           stration, from 2001-2003, Controller in 2001,
                                                  and Chief of Staff from 1997-2000, AFL-CIO
                                                  Housing Investment Trust.

John Hanley          Executive Vice President-    Executive Vice President, from 2001-2003, AFL-
Age 37               Investments and Portfolio    CIO Investment Trust Corporation; Chief
                     Management since May 2003   Investment Officer, from 1998-2001, AFL-CIO
                                                  Housing Investment Trust.

Chang Suh            Chief Portfolio Manager      Assistant Portfolio Manager from 2001 - 2003;
Age 33               since March 2003             Senior Portfolio Analyst from 1998 - 2001,
                                                  AFL-CIO Housing Investment Trust.

Mary C. Moynihan     General Counsel since        Chief Counsel, January 2004-April 2004; Deputy
Age 44               April 2004                   General Counsel in 2003, AFL-CIO Housing
                                                  Investment Trust; Associated with Sullivan &
                                                  Cromwell, 1988-1992 and 1993-1999.

Stephanie Wiggins    Chief Investment Officer-    Director, Fannie Mae Production from 2000-2001,
Age 38               Multifamily Investments      AFL-CIO Housing Investment Trust;
                     since January 2002           Director, Prudential Mortgage Capital Company;
                                                  Vice President/Multifamily Transaction
                                                  Manager, WMF Capital Corporation.


Carol Nixon           Chief Investment Officer-   Director of Affordable Housing Finance in 2002,
Age 41                Single Family Finance       Director of Public Finance from 1999-2002,
                      since January 2003          Senior Investment Officer in 1999, AFL-CIO
                                                  Housing Investment Trust; Vice President -
                                                  Community Development Division from 1997-
                                                  1999 Bank of America.


ORGANIZATION OF BOARD OF TRUSTEES

     Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

     The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Union Trustee Sweeney and Management Trustee Stanley. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met nine times during 2003.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers. See "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS."


NOMINATING COMMITTEE

     The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. It is composed of Mssrs. Ravitch, Stanley and Sweeney, each of whom qualifies as an independent director, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. Prior to the formal constitution of the Nominating Committee, the Executive Committee performed the function of a Nominating Committee. The Executive Committee met in such capacity one time in 2003.

The Nominating Committee has a charter, a copy of which is included as Attachment A to this Proxy Statement. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by participants. The Nominating Committee has not adopted formal procedures to be followed by participants in submitting such recommendations.
However, it is the practice of the Board of Trustees, the majority of which are disinterested, to set a record date by which participants in the Trust may submit matters for consideration by the participants at the annual meeting, including recommendations for trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust's mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust's Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate using a standardized questionnaire. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to participants to become a member of the Board of Trustees of the Trust.

AUDIT COMMITTEE

     The Audit Committee is a separately designated committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of the Trust management and the Trust's independent public accountants. The Committee is composed of Stephen Frank (designated Audit Committee Financial Expert), Marlyn Spear (designated Audit Committee Financial Expert), Frank Hurt, Richard Trumka, George Latimer, and Tony Stanley, each of whom qualifies as an independent director, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which is included as Attachment B to this Proxy Statement. Pursuant to its charter, the Audit Committee must meet annually with the independent public accountants to review the audit outside the presence of Trust management. The Audit Committee met two times in 2003 and has met two times in 2004.

COMMITTEE OF THE WHOLE

     The Committee of the Whole monitors the Trust's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees and met one time in 2003.

BOARD OF TRUSTEES

     The Board of Trustees met twice during the Trust's fiscal year ended December 31, 2003. Trustees Chavez-Thompson, Latimer, O'Connor, Stern and Wiegert attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2003 fiscal year.

     As the Trust's investors are made up primarily of eligible pension plans, participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust's Senior Executive Vice President for Marketing, Investor and Labor Relations. Participants may also contact Trustees directly (several of whom sit on the Boards of participants). In addition, since historically the Trust's Board of Trustees has been comprised solely of independent trustees and an independent chairman, the Trust has no policy with respect to Trustee attendance at the annual meeting. No Trustees and no participants attended the Trust's annual meeting in 2003.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 2003, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 2003 was $21,500. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

     During the fiscal year ended December 31, 2003, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's compensation from the Trust was $219,476 in salary and cash compensation, $87,935 of deferred compensation and interest on previously deferred compensation received in lieu of participation in the Retirement Plan, and $2,025 in matching funds under the AFL-CIO Housing Investment Trust 401(k) Retirement Plan.


                     2003 COMPENSATION TABLE

     The following table sets forth the aggregate compensation, including any previously deferred compensation, paid during the 2003 fiscal year to each of the three highest paid officers of the Trust and to all Trustees of the Trust. As the Trust is a single, self-managed fund, its staff includes more than 60 employees. Therefore, in addition to those individuals identified in the table below, the Trust had 47 other employees who earned aggregate compensation exceeding $60,000 during the 2003 fiscal year.


                                     PENSION        ESTIMATED      TOTAL
                                   OR RETIREMENT     ANNUAL     COMPENSATION
                    AGGREGATE       BENEFITS        BENEFITS     FROM HIT
                    COMPENSATION   ACCRUED AS         UPON        PAID TO
NAME OF PERSON,     FROM HIT       PART OF HIT      RETIREMENT    TRUSTEES
POSITION            ($)             EXPENSES         <1>
------------------------------------------------------------------------------
Stephen Coyle<2>    $219,476      89,960            Cannot be     Not applicable
 Chief Executive                                    determined
 Officer

--------------------------
<1> The estimated annual benefits payable upon retirement to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service.  See
    "THE RETIREMENT PLAN."
<2> Aggregate Compensation includes $7,969 of deferred compensation in 2003 under the 401(k)
    Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon.  Pension or Retirement Benefits as Part of HIT Expenses includes $2,025 of matching funds paid into the 401(k) Plan and $87,935 of deferred compensation in lieu of participation in the Retirement Plan.  The total amount deferred by Mr. Coyle through
    December 31, 2003 in lieu of participation in the Retirement Plan, including interest, is
    $824,449 and the total amount deferred under the 401(k) Plan through December 31, 2003, including interest and HIT matching, is $91,785.


                                     PENSION        ESTIMATED      TOTAL
                                   OR RETIREMENT     ANNUAL     COMPENSATION
                    AGGREGATE       BENEFITS        BENEFITS     FROM HIT
                    COMPENSATION   ACCRUED AS         UPON        PAID TO
NAME OF PERSON,     FROM HIT       PART OF HIT      RETIREMENT    TRUSTEES
POSITION            ($)             EXPENSES
------------------------------------------------------------------------------
Helen R.             212,007      26,495            39,422        Not applicable
Kanovsky<3>
 Chief Operating
 Officer

Erica                187,129      23,908            47,933        Not applicable
Khatchadourian<4>
 Chief Financial
 Officer

Richard Ravitch       10,000           0                 0        $10,000
 Chairman

Linda Chavez-Thompson      0           0                 0              0
 Union Trustee

John J. Flynn,             0           0                 0              0
 Union Trustee

Stephen Frank*         2,000           0                 0          2,000
 Management Trustee

Francis X. Hanley,         0           0                 0              0
 Union Trustee*

Frank Hurt,                0           0                 0              0
 Union Trustee

Martin J. Maddaloni,       0           0                 0              0
  Union Trustee*

Michael E. Monroe,         0           0                 0              0
 Union Trustee*

Jeremiah O'Connor,         0           0                 0              0
 Union Trustee

Terence M. O'Sullivan      0           0                 0              0
  Union Trustee*

Andrew Stern,              0           0                 0              0
Union Trustee

Edward C. Sullivan         0           0                 0              0
  Union Trustee

John Sweeney,              0           0                 0               0
  Union Trustee

* Trustee Frank was newly elected to his position as a Trustee in 2004.
  Trustees Hanley, Monroe and O'Sullivan, resigned from their positions as
  Trustees of the HIT in 2003.  Trustees Fleischer and Maddaloni's terms expired in 2003.

------------------------------
<3> Aggregate Compensation includes $13,300 of deferred compensation in 2003 under the 401(k)
    Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf.
    Pension or Retirement Benefits as Part of HIT Expenses includes $2,565 of matching funds paid into the 401(k) Plan and $23,930 contributed to the Retirement Plan in 2003.  The total amount deferred by Ms. Kanovsky as of December 31, 2003 under the 401(k) Plan, including interest and HIT matching, is $50,567.
<4> Aggregate compensation includes $12,000 of deferred compensation in 2003 under  the 401 (k)
    Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian's behalf.
    Pension or Retirement Benefits as Part of HIT Expenses includes $2,700 of matching funds paid into the 401(k) Plan and $21,208 contributed to the Retirement Plan in 2003.  The total amount deferred by Ms. Khatchadourian as of December 31, 2003 under the 401(k) Plan, including interest and HIT matching, is $122,995.


                                     PENSION        ESTIMATED      TOTAL
                                   OR RETIREMENT     ANNUAL     COMPENSATION
                    AGGREGATE       BENEFITS        BENEFITS     FROM HIT
                    COMPENSATION   ACCRUED AS         UPON        PAID TO
NAME OF PERSON,     FROM HIT       PART OF HIT      RETIREMENT    TRUSTEES
POSITION            ($)             EXPENSES
------------------------------------------------------------------------------
Richard Trumka,            0           0                 0               0
  Union Trustee

Alfred J. Fleischer    1,000           0                 0           1,000
  Management Trustee*

George Latimer,        1,000           0                 0           1,000
  Management Trustee

Marlyn J. Spear,       2,000           0                 0           2,000
  Management Trustee

Tony Stanley,          5,500           0                 0           5,500
  Management Trustee

Patricia F. Wiegert,       0           0                 0               0
  Management Trustee

* Trustee Frank was newly elected to his position as a Trustee in 2004.
  Trustees Hanley, Monroe and O'Sullivan, resigned from their positions as
  Trustees of the HIT in 2003.  Trustees Fleischer and Maddaloni's terms expired in 2003.


     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The HIT adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees including its Chief Executive Officer.

THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $200,000. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 13.26% of eligible employees' base salaries during the twelve months ended December 31, 2003. During 2003, the annual base salaries for pension purposes Ms. Kanovsky, and Ms. Khatchadourian were $189,731 and $159,737 respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's Board of Trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00% of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof , Ms. Kanovsky has approximately 7 credited years of service, and Ms. Khatchadourian has approximately 11 credited years of service under the Retirement Plan.

                                           Years of Service

Final Average Salary<1>      15<1>     20<2>     25<2>      30<2>     35<3>
----------------------------------------------------------------------------
   $100,000                $45,000   $ 60,000  $ 75,000   $ 77,500  $ 80,000
    150,000                 67,500     90,000   112,500    116,250   120,000
    170,000                 76,500    102,000   127,500    131,750   136,000


THE 401(K) PLAN

     Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to a maximum of $13,000 in 2003 (or up to $16,000 for eligible employees over the age of 50). In 2004, the Trust will match dollar-for-dollar the first $2,900 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

     When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from or foreclosure of the mortgage of the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in his or her account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2003 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of Trust expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2003, the distribution or unconditional vesting of which are not subject to future events.
---------------------------
<1>  The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.
<2>  3.00% per year up to 25 years.
<3>  0.50%per year over 25 years.

                        Amount Paid or        Amount          Employer
 Name of Individual      Distributed         Deferred         Matching
 ------------------     --------------       --------         ---------
 Stephen Coyle                $0             $ 7,969           $2,025

 Helen R. Kanovsky             0              13,300            2,565

 Erica Khatchadourian          0              12,000            2,700



                   DESIGNATION OF ACCOUNTANTS

PROPOSAL III:  TO RATIFY THE SELECTION OF ERNST & YOUNG, LLP AS
               INDEPENDENT PUBLIC ACCOUNTANTS

     The Participants are requested to ratify the Board of Trustees' selection of Ernst & Young, LLP as the independent public accountants for the Trust for the fiscal year 2004. Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

INDEPENDENT PUBLIC ACCOUNTANTS

(1) Audit Fees

The aggregate fees billed for services provided to the Trust by its independent auditors for the audit of the Trust's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $196,515 for the fiscal year ended December 31, 2003.

The aggregate fees billed for services provided to the Trust by its independent auditors for the audit of the Trust's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $197,449 for the fiscal year ended December 31, 2002.

(2) Audit-Related Fees

The aggregate fees billed for assurance and related services performed by the principal accountant that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under (1) "Audit Fees", were $0 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.


The aggregate fees billed for assurance and related services performed by the principal accountant that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under
(1) "Audit Fees", are $0 for the fiscal year ended December 31, 2002. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(3) Tax Fees

The aggregate fees billed by the Trust's independent auditors for tax compliance, tax advice and tax planning services provided to the Trust were $28,380 for the fiscal year ended December 31, 2003. The fees covered services connected to preparation and filing of the Trust's tax returns. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent auditors for tax compliance, tax advice and tax planning services provided to the Trust were $12,823 for the fiscal year ended December 31, 2002. The fees covered services connected to preparation and filing of the Trust's tax returns. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent auditors for tax compliance, tax advice and tax planning services provided to the Trust's investment adviser(s) and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the Trust's fiscal year ended December 31,
2003.   The percentage of these fees relating to services approved by the
Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent auditors for tax compliance, tax advice and tax planning services provided to the Trust's investment adviser(s) and other service providers controlling, controlled by or under common control with the adviser(s) that provide ongoing services to the Trust were $0 for the Trust's fiscal year ended December 31, 2002. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4) All Other Fees

The aggregate fees billed for products and services provided by the independent auditors to the Trust other than those set forth in paragraphs
(1), (2) and (3) above were $6,690 for the fiscal year ended December 31, 2003. The fees covered services connected to performance of Association for Investment Management and Research (AIMR) compliance services. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for products and services provided by the independent auditors to the Trust other than those set forth in paragraphs
(1), (2) and (3) of this Item were $6,133 for the fiscal year ended December 31, 2002. The fees covered services connected to performance of Association for Investment Management and Research (AIMR) compliance services. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust's independent auditors to the Trust's investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the Trust's fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust's independent auditors to the Trust's investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the Trust's fiscal year ended December 31, 2002. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate non-audit fees billed by the Trust's independent auditors for services rendered to the Trust and to its investment adviser and other service providers under common control with the investment adviser were $35,070 and $18,956 for the Trust's fiscal years ended December 31, 2003 and December 31, 2002, respectively.

The Trust's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent auditors, the Trust's Audit Committee has considered the independent auditors' provision of non-audit services to the Trust's investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust's independent public accountant has not performed any non-audit related services to such entities.


PRE-APPROVAL POLICIES AND PROCEDURES

     It is the policy and procedure of the Audit Committee to pre-approve the engagement of the Trust's independent public accountants and to pre-approve each audit and non-audit related service. The engagement of Ernst & Young, LLP for the fiscal years 2003 and 2002 was pre-approved by the Legal and Audit Committee (predecessor committee to the Audit Committee). In addition, the Legal and Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young, LLP for the fiscal years 2003 and 2002 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young, LLP.

    THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE
      RATIFICATION OF THE SELECTION OF ERNST & YOUNG, LLP AS THE
        TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2004.


           PROPOSALS FOR 2005 ANNUAL MEETING OF PARTICIPANTS

     PARTICIPANTS WHO WISH TO MAKE A PROPOSAL TO BE INCLUDED IN THE TRUST'S PROXY STATEMENT AND FORM OF PROXY FOR THE TRUST'S 2005 ANNUAL MEETING OF PARTICIPANTS (EXPECTED TO BE HELD IN MAY 2005) MUST CAUSE SUCH PROPOSAL TO BE RECEIVED BY THE TRUST AT ITS PRINCIPAL OFFICE NOT LATER THAN DECEMBER 15, 2004.

OTHER MATTERS

     The Trust currently has no independent investment adviser other than Wellington Management Company LLP. Wellington Management Company is a Massachusetts limited liability partnership and a registered investment advisor. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109.

     At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

     Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                                   By Order of the Board of Trustees



                                   STEPHEN COYLE
                                   Chief Executive Officer